                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                       MAX INTERNET COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                        MAX INTERNET COMMUNICATIONS, INC.
                                8115 Preston Road
                                Eighth Floor East
                               Dallas, Texas 75225

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 29, 2000


         Notice is hereby given that the annual meeting of the stockholders of Max Internet Communications, Inc. will be held on November 29, 2000, at 2:00 p.m. (Registration to begin 1:30 p.m.), local time, at the Doubletree Hotel at Lincoln Center, 5410 LBJ Freeway, Dallas, Texas 75240, for the following purposes:

                  1. To consider and vote upon a proposal to elect Larry Cahill, Robert F. Kuhnemund and Brian K. Norman as directors of Max Internet Communications, Inc.

                  2. To ratify the selection of Grant Thornton LLP as the company's auditors; and

                  3. To transact any other business that properly comes before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on October 23, 2000, are entitled to notice of, and to vote at, the meeting or any adjournment thereof. The stock transfer books will not be closed.

         We would like you to attend the meeting, but understand that you may not be able to do so. For your convenience, and to ensure that your shares are represented and voted according to your wishes, we have enclosed a proxy card for you to use. Please sign and date the card and return it in the enclosed envelope as soon as possible. We have provided you with a postage-paid envelope to return your proxy card. If you attend the meeting, you may revoke your proxy and vote in person.

                                       By the Order of the Board of Directors


                                       Leslie D. Crone,
                                       Secretary

Dallas, Texas
October 27, 2000

                        MAX INTERNET COMMUNICATIONS, INC.
                                8115 Preston Road
                                Eighth Floor East
                               Dallas, Texas 75225

                                 PROXY STATEMENT
                                       FOR
                       THE ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 29, 2000


                                  SOLICITATION

         The Board of Directors of MAX Internet Communications, Inc. is soliciting your proxy in the form of the enclosed proxy card for use at the annual meeting of stockholders of the company to be held on November 29, 2000, at 2:00 p.m. (registration beginning at 1:30 p.m.) local time, at the Doubletree Hotel at Lincoln Center, 5410 LBJ Freeway, Dallas, Texas 75240, as set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice") and at any adjournment thereof. This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about October 27, 2000.

                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on October 23, 2000, will be entitled to vote on matters presented at the meeting or any adjournment thereof.

         As of September 30, 2000, there were issued and outstanding 18,126,321 shares of the company's common stock, the only class of the Company's securities entitled to vote. The holders of a majority of the shares of common stock entitled to vote at the meeting must be represented at the meeting in person or by proxy to have a quorum for the meeting and to act on the matters specified in the Notice. Votes withheld from any director nominee will be counted in determining whether a quorum has been reached. Under the Articles of Incorporation of MAX Internet Communications, Inc., each share of common stock is entitled to one vote on all matters brought before the meeting or any adjournment thereof.

         Assuming a quorum is present, the affirmative vote of a plurality of the shares of common stock voted for the election of directors is required for the election of directors. Votes may be cast in favor of, or withheld from, a director nominee. Votes that are withheld from a particular nominee will not affect the outcome of the vote. In the election of directors, stockholders are not entitled to cumulate their votes and are not entitled to vote for a greater number of persons than the number of nominees named in this Proxy Statement.

         Under applicable rules, brokers who hold shares in street name have the authority to vote in favor of all matters specified in the Notice, if they do not receive contrary voting instructions from beneficial owners. Under applicable law, if a broker has not received voting instructions with respect to certain shares and gives a proxy for those shares, but does not vote the shares on a particular matter, those shares will not affect the outcome of the vote with respect to that matter. Any stockholder that is present at the meeting, either in person or by proxy, but abstains from voting, will be counted for purposes of determining whether a quorum exists, even if the stockholder abstains from voting. The stockholders have no appraisal rights under Nevada law with respect to the proposals specified in the Notice.

         Any stockholder giving a proxy may revoke it at any time before it is voted by giving written notice to the company or by attending the meeting in person and voting such shares. Where a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly, and where no specific direction is given, it will be voted FOR adoption of each of the proposals set forth in the Notice and at the discretion of the proxy holders on any matter proposed to come before the meeting.

                SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information concerning beneficial ownership of the company's common stock as of September 30, 2000, by
(i) each person who is known to us to own beneficially more than five percent of the outstanding shares of common stock, (ii) each director and executive officer of the company and (iii) all directors and executive officers as a group.

                                        NUMBER OF SHARES                           NUMBER OF SHARES
                                     (ASSUMING NO EXERCISE                        (ASSUMING EXERCISE
   NAME AND ADDRESS OF                OF CLASS A WARRANTS                         OF CLASS A WARRANTS
    BENEFICIAL OWNER                      BY HOLDER)           PERCENT                 BY HOLDER)              PERCENT
   -------------------               ---------------------     -------            -------------------          -------
Common Stock

Lawrence R. Biggs, Jr.(1)                 1,470,000              7.9%                  2,528,000                12.9%
8115 Preston Road, 8th Fl. E
Dallas, Texas 75225

Lawrence A. Cahill(1)                     3,082,500             16.6%                  4,928,000                24.2%
3330 Southgate, S.W.
Cedar Rapids, Iowa 52404

Donald G. McLellan(1)(2)                  1,187,000              6.4%                  1,810,750                 9.5%
8115 Preston Road, 8th Fl. E.
Dallas, Texas 75225

Union Industries, Ltd.                    1,300,000              7.2%                  1,300,000                 7.2%
P. O. Box 146
Road Town, Tortula, BVI

Dirk Adamski                              1,500,000              8.3%                  1,500,000                 8.3%
Eysseneckstrasse 19
Frankfurt, Germany

Dr. Heinz-Gerd Stein                      1,500,000              8.3%                  1,500,000                 8.3%
Kaiser Wilhelm Strasse 100
Duisborg, Germany

Bruno Kling                               1,500,000              8.3%                  1,500,000                 8.3%
Hinter der Mauer 92
Bad Vilbel, Germany

Millennium Partners, L.P.(3)              1,175,718              6.5%                  1,175,718                 6.5%
666 Fifth Avenue
New York, New York 10103

Boxer Partners, LLC(4)                    1,860,662             10.3%                  1,860,662               10.3%
110 Colabaugh Pond Road
Croton-on-Hudson, New York 10520

Group consisting of Cranshire(5)          1,620,706              8.9%                  1,620,706                8.9%
Capital, L.P., Downsview
Capital, Inc., JMJ Capital, Inc.,
EURAM Cap Strat. "A" Fund
Limited, Mitchell P. Kopin
666 Dundee Road, Suite 1901
Northbrook, Illinois 60062

Gwynda Gee(6)                               195,000              1.1%                    195,000                1.1%
8115 Preston Road, 8th Fl. E.
Dallas, Texas 75225

Leslie D. Crone(7)                          200,000              1.1%                    200,000                1.1%
8115 Preston Road, 8th Fl. E.
Dallas, Texas 75225

Brian K. Norman                                   0                0%                          0                  0%
600 N. Pearl Street, Suite 1600
Dallas, Texas 75201

Robert F. Kuhnemund                               0                0%                          0                  0%
10131 S. Alexa Lane
Highlands Ranch, Colorado 80130

Gary Raabe(8)                             1,015,000              5.3%                  1,015,000                5.3%
8115 Preston Road, 8th Fl. E.
Dallas, Texas 75225

Directors and executive                   7,149,500             34.8%                 10,676,750               44.3%
officers as a group
(8 persons)(9)


----------

(1)   Includes options to purchase 400,000 shares.

(2) Mr. McLellan has 50% voting and investment power in Vision Finance and Management, a family company which owns of record 400,000 shares of common stock and 400,000 Class A Warrants included in the table as being beneficially owned by Mr. McLellan. His spouse owns the other 50% of Vision Finance and Management. The share amounts include options to purchase 400,000 shares.

(3) Includes shares owned of record and shares issuable upon conversion of shares of Series C Preferred Stock.

(4) Includes a portion of: (i) 301,468 shares of common stock currently issuable to Boxer upon conversion of 7,500 shares of the company's Series C Convertible Preferred Stock owned by Boxer and (ii) 1,262,363 shares of common stock currently issuable to Boxer upon the exercise of certain warrants issued to it by the company. The holder of such securities is prohibited from using them to acquire shares of Common Stock to the extent that such acquisition would result in such holder, together with any affiliate thereof, beneficially owning in excess of 9.999% of the outstanding shares of common stock following such acquisition. This restriction may be waived by the holder of such securities on not less than 61 days' notice to the company. WEC, as the manager of Boxer, has shared voting and dispositive power over the shares of common stock to which this report relates and may be deemed to be the beneficial owner of the shares of common stock to which this report relates.

(5) Includes 1,530,268 shares of Common Stock issuable upon conversion of 10,000 shares of Series C Preferred Stock and 90,458 shares issuable upon exercise of certain warrants.

(6)   Includes options to purchase 182,500 shares.

(7)   Includes options to purchase 195,000 shares.

(8)   Includes options to purchase 855,000 shares.

(9)   Includes options to purchase 2,432,500 shares.

      The company is not aware of any arrangement which might result in a change in control in the future.


                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

NAME                                         AGE              POSITION WITH COMPANY
Robert F. Kuhnemund                          54               Chairman of the Board

Lawrence R. Biggs, Jr.                       41               Chief Executive Officer

Donald G. McLellan                           60               President

Lawrence A. Cahill                           63               Director

Brian K. Norman                              27               Director

Leslie D. Crone                              47               Chief Financial Officer and Secretary

Gwynda Gee                                   32               Vice President of Logistics

Gary Raabe                                   34               Chief Technical Officer

        Robert F. Kuhnemund has been a director and Chairman of the Board since October 2000. From March 1999 until November 1999 he was a Senior Vice President and Chief Financial Officer of Phones-for-All, Inc. From November 1997 until March 1999 he was an independent consultant. From December 1996 until October 1997 he was Vice President and Treasurer of MoneyGram Payment Systems, Inc. From August 1989 until December 1996 he was Senior Vice President and Chief Financial Officer of the Financial Services Transaction Processing Division of First Data Corp. From 1979 to 1989 he was Controller of the Retail Credit Card Division of Manufacturers Hanover Bank.

       Lawrence Biggs is the founder of the company and has been the Chief Executive Officer since June 1997. From June 1997 until May 2000, he was also Chairman of the Board. During 1988, Mr. Biggs was Vice president of Public Telecom Corporation; a private company that developed a microprocessor controlled desktop telephone designed for specific network access. From 1989 to 1994, Mr. Biggs was president and CEO of Strategic Telecom, Inc. ("Strategic"), which manufactured a product known as the Access Phone, that was placed in more than 100,000 hotel rooms throughout the United States. Mr. Biggs was a founding director of the National Pay Telephone Association in 1984. He attended the University of Nevada, Las Vegas from 1977 to 1981.

       Donald G. McLellan has been President since June 1997. From June 1997 until October 2000, he was also a Director of the company. Mr. McLellan is a native of Australia where he was involved in the formation and capitalization of entrepreneurial companies in various industries. In 1989, he found the initial investment monies for Strategic Telecom, Inc., and acted as a consultant to the company until 1992, when he was appointed C.F.O. In November 1993, Mr. McLellan became C.E.O. of Strategic, serving in that capacity until May 1995. Mr. McLellan became a Fellow of the Institute of Chartered Accounts (the Australian equivalent to Certified Public Accountant) in 1963.

       Lawrence Cahill has been a Director since June 1997. Mr. Cahill is the President and Treasurer of Larkin, Inc., a Cedar Rapids, Iowa-based hospitality management company founded by Mr. Cahill and his brother in 1956. Larkin,

Inc. presently manages over fifteen hotels with approximately 3,500 rooms throughout the continental United States and has been the largest franchiser of Holiday Inn hotels. Mr. Cahill specializes in property acquisitions and private investments.

       Brian K. Norman has been a director since June 1999. Since March 1997, he has been an attorney in private practice. He has been with the Law Offices of McManemin & Smith P.C. since August 2000. Prior to August 2000 he was with the Law Offices of Joseph E. Ashmore, Jr., P.C., and was a student prior to that.

       Leslie D. Crone, Chief Financial Officer, joined the company in May 1998. Prior to this, he was employed in the practice of public accounting for approximately 20 years. He was a partner in the firm of McGladrey & Pullen from 1984 through 1989 and a senior manager in the firm of Grant Thornton, LLP, from 1992 to 1997. He was self-employed from December 1997 to May 1998. Mr. Crone became a CPA in 1976.

       Gwynda Gee, Vice President of Operations of MAX since March 1999, originally joined AmeraPress, Inc., as Vice President of Operations in September 1996. In this capacity, Ms. Gee restructured the customer service and production departments to maximize employee efficiency, improve product quality and customer service. Ms. Gee was named President of AmeraPress in January 1998. From November 1995 to August 1996, Ms. Gee was Vice President of Operations for Hardwarehouse. Ms. Gee was Systems Director for Voxcom Systems from December 1994 to November 1995. Ms. Gee joined Strategic Telecom in 1989 and during the course of her tenure advanced to Systems Director before her departure in December 1994.

       Gary J. Raabe, Chief Technical Officer of MAX since April 1998. Prior to that, from 1993 to 1998, he was the owner and operator of Computer Broker. From 1991 to 1993, he was the operations manager of The Logic Approach. He has specialized in the development of low cost telecommuting, televideo conferencing, televideo marketing, video surveillance and video-configuration systems.

       Directors serve for a term of one year or until their successors are elected and qualified. Directors do not receive cash compensation for serving as such.

       Executive officers are appointed by and serve at the will of the Board of Directors. There are no family relationships between or among any of the directors or executive officers of the company.

RELATED PARTY TRANSACTIONS

         In November 1998 through January 1999, Lawrence Cahill purchased 644,000 shares of common stock directly from the company at $1.25 per share, for a total purchase price of $805,000.

         In January - February 1999, Lawrence Cahill advanced $200,000 to the company to pay general operating expenses. The company repaid such loans, with interest at 8%, in April 1999.

         In December 1999, Lawrence Cahill advanced $250,000 to the company to pay general operating expenses. The company repaid such loan in January 2000.

         In December 1999 - January 2000, Lawrence Biggs advanced $400,000 to the company to pay general operating expenses. The company repaid such loans in January - February 2000.

         In April - May 2000, Lawrence Cahill advanced $400,000 to the company to pay general operating expenses. The company repaid such loans in June - July 2000.

         In May 2000, Lawrence Biggs advanced $20,700 to the company to pay general operating expenses. The company repaid such loan in June 2000.

         In September 2000, the company loaned $250,000 to Mr. McLellan. The note bears interest at 7% per annum and will be repaid upon demand and is secured by 387,000 shares of common stock and 16,000 shares of Series A Preferred Stock.

MEETING ATTENDANCE

         The Board of Directors held five meetings and conducted three actions by unanimous consent during the year ended June 30, 2000. No director failed to attend at least 75% of such meetings, except that Mr. Brahil Santos, a director during the year ended June 30, 2000, missed two of the five meetings.

COMMITTEES OF DIRECTORS

         The Board of Directors has the following committees:

                           Committee             Members
                           ---------             -------
                           Audit                 Robert F. Kuhnemund, Chairman
                                                 Brian K. Norman
                           Compensation          Robert F. Kuhnemund, Chairman
                                                 Larry Cahill

         The Audit Committee recommends an independent auditor for the Company, consults with such independent auditor and reviews the Company's financial statements. The Compensation Committee recommends to the Board of Directors the compensation of officers and key employees for the Company and the granting of stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of the Company's common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports and the company must identify in this Proxy Statement those persons who did not file these reports when due. Based on its review of the reports filed with the Securities and Exchange Commission and written representations of its directors and executive officers, the Company believes all persons subject to reporting filed the required reports on time during the year ended June 30, 2000.

                       COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

The following summary compensation table sets forth certain information regarding compensation paid during each of the three fiscal years ended June 30, 2000, 1999 and 1998, to the persons serving as the company's chief executive officer and each executive officer whose annual compensation exceeded $100,000.

                  Annual Compensation                           Awards                   Long-Term Compensation
                  -------------------                           ------                   ----------------------

Name and                                                              Restricted     Securities                    All Other
Principal          Fiscal                                               Stock        Underlying         LTIP       Compen-
Position            Year     Salary      Bonus(1)    Commissions(2)     Awards       Options/SAR's      Payouts    sation
---------          ------    ------      --------   --------------   ----------     -------------      -------    ---------
Lawrence R.         2000   $  497,912   $  160,010               --           --                --           --           --
Biggs, Jr.          1999      151,392           --          103,169   $1,600,000           400,000            0            0
CEO                 1998      151,392           --          562,252            0                 0            0            0

Donald G.           2000      282,000   $   91,601
McLellan            1999      102,000           --           52,084    1,600,000           400,000            0            0
President           1998      102,000           --          280,490            0                 0            0            0

Gwynda Gee          2000   $  105,000           --               --           --            30,000           --           --
V. President        1999      105,076           --               13      130,000            62,500            0            0
                    1998      101,458           --           39,057            0                 0            0            0

----------

(1) Represents adjustment in salaries for 1999 in connection with the elimination of commission payments.

(2) Commissions paid were computed on a percentage of sales of AmeraPress as follows: Lawrence Biggs -4%, Donald G. McLellan - 2%, and Gwynda Gee
         - 0.4%.

EMPLOYMENT AGREEMENTS

         There are employment agreements with all executive officers except Mr. Biggs and Mr. McLellan. There are no salary, bonus or incentive plans covering cash or securities except the company's 1997 Stock Bonus Plan relating to individuals or one-person service corporations who render legal, professional, or consulting services to the company, and the 1999 Stock Option Plan.

1999 STOCK OPTION PLAN

         The MAX Internet Communications, Inc. 1999 Stock Option Plan (the 1999 Option Plan") provides for the grant to eligible employees and directors of options for the purchase of common stock. The 1999 Option Plan covers, in the aggregate, a maximum of 2,600,000 shares of common stock and provides for the granting of both incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986) and non qualified stock options (options which do not meet the requirements of Section 422). Under the 1999 Option Plan, the exercise price may not be less than the fair market value of the common stock on the date of the grant of the option. As of June 30, 2000, options for 2,307,500 shares are outstanding under this plan, at prices ranging from $.80 to $5.33 per share.

         The Board of Directors administers and interprets the 1999 Option Plan and is authorized to grant options thereunder to all eligible employees of the company, including officers. The Board of Directors designates the optionees, the number of shares subject to the options and the terms and conditions of each option. Certain changes in control of the company will cause the options to vest immediately. Each option granted under the 1999 Option Plan must be exercised, if at all, during a period established in the grant which may not exceed 10 years from the later of the date of grant or the date first exercisable. An optionee may not transfer or assign any option granted and may not exercise any options after a specified period subsequent to the termination of the optionee's employment with the company.

1997 STOCK BONUS PLAN

         The 1997 Stock Bonus Plan (the "1997 Plan") provides for the grant to key executive and consulting personnel of the right to buy shares of common stock as determined by a grant of the Board of Directors.

         A total of 750,000 shares were reserved for issuance under the 1997 Plan, at a purchase price equal to the par value of the shares. A total of 575,000 shares were issued in August 1997, of which 200,000 shares were redeemed in 1998 in connection with the sale of a subsidiary company.

         The 1997 Plan expired by its terms on September 30, 1997, and no further shares will be issued thereunder.


                    MATTERS TO BE BROUGHT BEFORE THE MEETING

PROPOSAL 1.       ELECTION OF DIRECTORS

         Three directors will be elected at the meeting. The persons named below have been nominated for election as directors. Should any nominee become unable or unwilling to accept nomination or election, no person will be substituted in his stead, and the Board of Directors, in accordance with the bylaws of the company will by resolution reduce the number of members of the Board of Directors accordingly or nominate a substitute to be elected at the meeting. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected, and to the knowledge of the Board of Directors, each of the nominees intends to serve the entire term for which election is sought.

      NAME(1)                                PRINCIPAL OCCUPATION                             DIRECTOR SINCE
      -------                                --------------------                             --------------
Robert F. Kuhnemund                      Chairman                                                  2000

Larry Cahill                             President of Larkin, Inc.                                 1997

Brian K. Norman                          Attorney at Law                                           1999

(1) For information concerning the ages, business experience and background of the nominees, see "MANAGEMENT--DIRECTORS AND EXECUTIVE OFFICERS."

         The affirmative vote of a plurality of the shares of common stock voted for the election of directors is required for the election of directors. Votes may be cast in favor of or withheld from a director nominee. Votes withheld from a nominee will not affect the outcome of the election. In the election of directors, stockholders are not entitled to cumulate their votes and are not entitled to vote for a greater number of persons than the number of nominees for election.

         THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AS SET FORTH ABOVE.

                              APPROVAL OF AUDITORS

PROPOSAL 2.  Ratification of Appointment of Auditors.

         The Board of Directors has appointed Grant Thornton LLP to serve as the company's independent auditors for the year ending June 30, 2001. The shareholders are being asked to ratify the Board's appointment. The affirmative vote, either in person or by proxy, of the holders or more than 50% of the shares of common stock outstanding as of the Record Date, and that voted for or against or expressly abstained, is necessary to ratify such appointment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2001.


                       DEADLINE FOR STOCKHOLDER PROPOSALS

         Stockholders intending to submit proposals to be included in the proxy materials for the 2001 Annual Meeting of Stockholders must submit their proposals in writing so that they will be received by the company no later than July 1, 2001. The proposals should be directed to the Secretary of the company, Leslie D. Crone, at 8115 Preston Road, Eighth Floor East, Dallas, Texas 75225. Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, proposals of stockholders must conform to certain requirements as to form and may be omitted from the proxy materials under certain circumstances. To avoid unnecessary expenditures of time and money by stockholders and the company, stockholders are urged to review this Rule and, if questions arise, consult legal counsel prior to submitting a proposal to the company.

                                  MISCELLANEOUS

         The Board of Directors of the company knows of no matters other than those described herein that will be presented for consideration at the meeting. If, however, other matters come before the meeting, the proxy holders intend to vote all proxies in accordance with their best judgment in the interest of the company.

         The cost of solicitation of proxies, including the cost of preparing, printing and mailing proxy materials and the cost of reimbursing brokers for forwarding proxies and Proxy Statements to their principals, will be borne by the company. Proxies may also be solicited without extra compensation by the officers and employees of the company by telephone, facsimile, telegraph or personally. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares of common stock held of record by such persons, and the company may reimburse them for reasonable out-of-pocket expenses incurred by them.

         PLEASE DATE, SIGN, AND RETURN THE PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

         A copy of the company's 2000 Annual Report containing audited financial statements accompanies this Proxy Statement. The Annual Report does not constitute any part of the proxy solicitation material.

                                    By Order of the Board of Directors


                                    Leslie D. Crone
                                    Secretary
Dallas, Texas
October 27, 2000

                               COMMON STOCK PROXY
                        MAX INTERNET COMMUNICATIONS, INC.
    THIS COMMON STOCK PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Shareholders of MAX Internet Communications, Inc. (the "Company") to be held at the Doubletree Hotel at Lincoln Center, located at 5410 LBJ Freeway, Dallas, Texas 75240, on November 29, 2000, beginning at 2:00 p.m., local time, and the Proxy Statement in connection therewith and (2) appoints Leslie D. Crone, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

         The undersigned directs that the undersigned's proxy be voted as follows:

1. ELECTION OF DIRECTORS:

[ ] FOR all nominees listed below         [ ] WITHHOLD AUTHORITY to vote for           [ ] ABSTAIN
(except as marked to the contrary below)        all nominees listed below                  from voting

                                          Robert F. Kuhnemund; Larry Cahill;
                                                   Brian K. Norman

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)




2. RATIFY APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S AUDITORS

[ ] FOR ratification      [ ] AGAINST ratification     [ ]  ABSTAIN from voting


3. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

         This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above and for the ratification in item 2 above.
         The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.
         If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.
         Please date, sign and mail this proxy to the Company.

Date                         , 2000
    -------------------- ----

-------------------------------     --------------------------------------------
   Signature of Shareholder         Signature of Shareholder

                                    Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.